================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report: February 12, 2004
(Date of earliest event reported)

Commission File No. 333-105940

                                   ----------

                    Banc of America Mortgage Securities, Inc.
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             Delaware                                    36-4514369
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      (State of Incorporation)              (I.R.S. Employer Identification No.)

  201 North Tryon Street, Charlotte,
         North Carolina                                   28255
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Address of principal executive offices                 (Zip Code)

                                 (704) 387-8239
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               Registrant's Telephone Number, including area code

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    (Former name, former address and former fiscal year,if changed since last report)

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ITEM 5.   Other Events
          ------------

          Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Computational Materials and Structural Term Sheets (both as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC and Lehman Brothers Inc. which are hereby filed pursuant to such letters.


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ITEM 7.   Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                   Description
-----------------             --------------------------------------------------
     (99)                     Collateral Term Sheets, Computational Materials
                              and Structural Term Sheets prepared by Banc of America Securities LLC and Lehman Brothers Inc. in connection with Banc of America Mortgage
                              Securities, Inc., Mortgage Pass-Through
                              Certificates, Series 2004-B

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BANC OF AMERICA MORTGAGE SECURITIES,
                                        INC.

February 12, 2004


                                        By:   /s/ Judy Lowman
                                             -----------------------------------
                                             Judy Lowman
                                             Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.          Description                                  Electronic (E)
-----------          -----------------------------------          --------------

   (99)              Collateral Term Sheets,                             E
                     Computational Materials and
                     Structural Term Sheets prepared by
                     Banc of America Securities LLC and
                     Lehman Brothers Inc. in connection
                     with Banc of America Mortgage
                     Securities, Inc., Mortgage Pass-
                     Through Certificates, Series 2004-B